Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Small Cap Special Values Fund

(the “Fund”)

Supplement dated January 27, 2026, to the Fund’s Summary Prospectus and Prospectus, each dated October 1, 2025, as supplemented to date

At a meeting held on January 21-22, 2026 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved the termination of Allspring Global Investments, LLC (“Allspring”) as the subadviser to the Fund and approved the appointment of Invesco Advisers, Inc. (“Invesco”) as the new subadviser to the Fund. The Board also approved a change in the Fund’s name to the “Small Cap Core Fund,” along with changes to the Fund’s investment objective, principal investment strategies and techniques. The Fund intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s subadviser, name, investment objective, principal investment strategies and techniques, corresponding risks, and benchmark index. This filing will be subject to review by the SEC and is expected to become effective on or about May 1, 2026 (the “Effective Date”).

The Fund’s investment objective is to seek to produce growth of capital by investing primarily in common stocks. As of the Effective Date, the Portfolio’s investment objective will be to seek to achieve capital appreciation.

The Fund’s current principal investment strategy is to invest, under normal market conditions, at least 80% of its net assets in common stocks of domestic small-cap companies. Allspring utilizes rigorous fundamental research to look for undervalued companies that it believes have the potential for above-average capital appreciation with below-average risk.

As of the Effective Date, under normal market conditions, the Fund will invest at least 80% of its net assets in securities of small-cap companies, and in derivatives and other instruments that have economic characteristics similar to such securities. Invesco will also use fundamental research to select securities for the Fund’s portfolio; however, its primary focus will not be on undervalued companies. Instead, Invesco’s fundamental approach will generally analyze issuers on factors such as a company’s financial performance, competitive strength and prospects, industry position, and business model and management strength. While the Fund will primarily invest in common stock, it may also invest in other types of securities such as real estate investment trusts or other securities that are consistent with its investment objective.

At the Meeting, the Board approved an Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and Invesco with respect to the Fund, which will become effective on the Effective Date (the “Subadvisory Agreement”). The Board also approved the Third Amended and Restated Master Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between VALIC and VALIC Company I, on behalf of the Fund, which will become effective on the Effective Date. Pursuant to the Fee Waiver Agreement, VALIC has contractually agreed to further waive a portion of its advisory fee through September 30, 2027, so that the fee payable by the Fund to VALIC equals 0.64% on the first $500 million of the Fund’s average daily net assets and 0.59% on average daily net assets over $500 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Invesco and the Subadvisory Agreement.

An updated prospectus will be mailed to shareholders of the Fund once the above changes become effective. The updated prospectus will reflect the changes to the Fund’s name, investment objective, principal investment strategies and techniques, risks and benchmark index. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.